UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 7, 2007
                        (Date of earliest event reported)

                               SKY PETROLEUM, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

          333-99455                                   32-0027992
   (Commission File Number)               (IRS Employer Identification No.)


              401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure


Sky Petroleum announced that drilling operations were started on the second Mubarak well. The company also received $1.1 Million from H2 production and stated that more than 83K barrels had been produced from the well to March 31, 2007. On June 7, 2007, the Registrant released the press release filed herewith as Exhibit 99.1


Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

Exhibit     Description
-------     -----------

99.1        Press Release dated June 7, 2007.




                                   SIGNATURES


         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SKY PETROLEUM, INC.
                                     (Registrant)


Dated:  June 7, 2007                 By:  /s/ Michael D. Noonan
                                          ---------------------
                                     Michael D. Noonan
                                     VP Corporate


                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1        Press Release dated June 7, 2007.